                         PATRIOT SCIENTIFIC CORPORATION





                                   FORM 10-KSB




                                EXHIBIT NO. 23.2






           CONSENT OF HARLAN & BOETTGER, CERTIFIED PUBLIC ACCOUNTANTS


                                     EX-101

                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Patriot Scientific Corporation
San Diego, California


We hereby consent to the incorporation by reference in this Registration of our report dated December 17, 1996, relating to the consolidated financial statements of Patriot Scientific Corporation, appearing in the Company's Annual Report on Form 10-KSB for the year ended May 31, 1998.

/s/  HARLAN & BOETTGER


San Diego, California
August 17, 1998

                                     EX-102